Exhibit 10.65

One Allen Center 500 Dallas St., Ste. 1150 Houston, TX 77002

Texican Crude & Hydrocarbons, LLC

Purchase Contract

Impetro Operating LLC	5/3/2016
Attn: Ed Shaw	Contract #CTR168

300 E Sonterra Blvd Ste 1220

San Antonio, Texas 78258

Comments/Items Amended: New Crude Oil Purchase Contract between Texican Crude & Hydrocarbons, LLC and Impetro Operating LLC effective March 1st 2016.

This agreement is between Texican Crude & Hydrocarbons, LLC, herein called "Buyer" and Impetro Operating LLC, herein called "Seller", for the sale and delivery by Seller and the purchase and receipt by Buyer of the specified oil and condensate herein called “Production". This Agreement will be governed by the attached General Provisions Effective January 1, 2013 unless otherwise specified below, or Exhibit "A" or any attached amendments.

QUALITY: West Texas Intermediate.

QUANTITY: Equal to Seller's owned or controlled interest in referenced field or attached leases.

LOCATION: See attached Exhibit "A".

TERM: Commencing with the date described in Exhibit "A" and continuing month to month until cancellation with 30 days written notice. Cancellation shall become effective on the first day of the month following such notice period.

PRICE: See attached Exhibit "A".

DELIVERY: Delivered into Buyer's designated carriers from the properties/leases described in Exhibit "A".

PAYMENT: Buyer shall pay Seller 100% less taxes of proceeds on or around the 20th of the post-production month by ACH as specified in the attached General Terms And Conditions. Seller will be responsible for the disbursement of all royalty and interest payments and indemnifies Buyer against any and all claims that arise from their royalty and interest owners according to their Division Order.

MISCELLANEOUS: Any matter not specifically covered herein arising in connection with this Agreement shall be handled in accordance with generally accepted customs and practice in the industry.

/s/Jeff Zarr	/s/Ed Shaw
5/3/2016
Signature & Date	Signature & Date
Jeff Zarr	Impetro Operating LLC
Texican Crude & Hydrocarbons, LLC

Exhibit "A"

The following leases will have this price: Phillip's 66 WTI, Deemed 40 degree API gravity, +/- Argus P+, +/- Argus Midland/WTI Differential, subject to the adjustment.

Price Effective	Lease Name	Field	County	State	Adjustment	Revenue
Date						Distribution Lease
03/01/2016	Kudu 1H	Phantom	Winkler	Texas	-$3.15	No
		(Wolfcamp)
03/01/2016	Mexico P Federal 001		Lea	New Mexico	-$2.75	No
03/01/2016	Tubb 1 Unit #1	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Tubb 1 Unit #1L	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Tubb 1 Unit #2	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Tubb 1 Unit #3	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Tubb 1 Unit #4	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Tubb 22 Unit 1	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Tubb 22 Unit 1R	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Tubb 23 #1	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Tubb 23 1	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Tubb 25-3	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Tubb 9 Unit #1	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Tubb 9 Unit #2	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Tubb 9 Unit 1	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Tubb Estate 1	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Tubb Estate 1-75 #1	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Tubb Estate 2	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Tubb Estate 2 1L	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Tubb Estate 2 1U	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Tubb Estate 21 #1	Crittendon	Winkler	Texas	-$2.75	No

		(Bushy
		Canyon)
03/01/2016	Tubb Estate 21 #2	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Tubb Estate 22 #1	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canon)
03/01/2016	Tubb Estate 22 #2	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canon)
03/01/2016	Tubb Estate 22 #3	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canon)
03/01/2016	Tubb Estate 22 2	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canon)
03/01/2016	Tubb Estate 22 No. 2	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canon)
03/01/2016	Tubb Estate 23 1	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Tubb Estate 3	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Tubb Estate A 1022	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Tubb Estate B 3	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Wolfe Unit 1	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Wolfe Unit 2	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Wolfe Unit 3	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Wolfe Unit 4	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Wolfe Unit 5	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Wolfe Unit 6	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Wolfe Unit 7	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)
03/01/2016	Wolfe Unit 8	Crittendon	Winkler	Texas	-$2.75	No
		(Bushy
		Canyon)

GENERAL PROVISIONS

DOMESTIC CRUDE OIL AGREEMENTS

A.       Measurement and Tests: All measurements hereunder shall be made from static tank gauges on 100 percent tank table basis or by positive displacement meters. All measurements and tests shall be made in accordance with the latest ASTM or ASME-API (Petroleum PD Meter Code) published methods then in effect, whichever apply. Volume and gravity shall be adjusted to 60 degrees Fahrenheit by the use of Table 6A and 5A of the Petroleum Measurement Tables ASTM Designation D1250 in their latest revision. The crude oil delivered hereunder shall be marketable and acceptable in the applicable common or segregated stream of the carriers involved but not to exceed 1% S&W. Full deduction for all free water and S&W content shall be made according to the API/ASTM Standard Method then in effect. Either party shall have the right to have a representative witness all gauges, tests and measurements. In the absence of the other party's representative, such gauges, tests and measurements shall be deemed to be correct.

B.       Warranty: The Seller warrants good title to all crude oil delivered hereunder and warrants that such crude oil shall be free from all royalties, liens, encumbrances and all applicable foreign, federal, state and local taxes, which may have accrued prior to delivery by Seller to Buyer.

Seller further warrants that the crude oil delivered shall not be contaminated by chemicals foreign to virgin crude oil including, but not limited to chlorinated and/or oxygenated hydrocarbons and lead. Buyer shall have the right, without prejudice to any other remedy available to Buyer, to reject and return to Seller any quantities of crude oil which are found to be so contaminated, even after delivery to Buyer.

C.       Rules and Regulations: The terms, provisions and activities undertaken pursuant to this Agreement shall be subject to all applicable laws, orders and regulations of all governmental authorities. If at any time a provision hereof violates any such applicable laws, orders or regulations, such provision shall be voided and the remainder of the Agreement shall continue in full force and effect unless terminated by either party upon giving written notice to the other party hereto. If applicable, the parties hereto agree to comply with all provisions (as amended) of the Equal Opportunity Clause prescribed in 41 C.F.R. 60-1.4; the Affirmative Action Clause for disabled veterans and veterans of the Vietnam Era prescribed in 41 C.F.R. 60-250.4; the Affirmative Action Clause for Handicapped Workers prescribed in 41 C.F.R. 60-741.4; 48 C.F.R. Chapter 1 Subpart 19.7 regarding Small Business and Small Disadvantaged Business Concerns; 48 C.F.R. Chapter 1 Subpart 20.3 regarding Utilization of Labor Surplus Area Concerns; Executive Order 12138 and regulations thereunder regarding subcontracts to women-owned business concerns; Affirmative Action Complicance Program (41 C.F.R. 60-1.40); annually file SF-100 Employer Information Report (41 C.F.R. 60-1.7); 41 C.F.R. 60-1.8 prohibiting segregated facilities; and the Fair Labor Standards Act of 1938 as amended, all of which are incorporated in this Agreement by reference.

D.       Hazard Communication: Seller shall provide its Material Safety Data Sheet ("MSDS") to Buyer. Buyer acknowledges the hazards and risks in handling and using crude oil. Buyer shall read the MSDS and advise its employees, its affiliates, and third parties, who may purchase or come into contact with such crude oil, about the hazards of crude oil, as well as the precautionary procedures for handling said crude oil, which are set forth in such MSDS and any supplementary MSDS or written warning(s) which Seller may provide to Buyer from time to time.

E.       Force Majeure: Except for payment due hereunder, either party hereto shall be relieved from liability for failure to perform hereunder for the duration and to the extent such failure is occasioned by war, riots, insurrections, fire, explosions, sabotage, strikes, and other labor or industrial disturbances, acts of God or the elements, governmental laws, regulations, or requests, acts in furtherance of the International Energy Program, disruption or breakdown of production or transportation facilities, delays of pipeline carrier in receiving and delivering crude oil tendered, or by any other cause, whether similar or not, reasonably beyond the control of such party. Any such failures to perform shall be remedied with all reasonable dispatch, but neither party shall be required to supply substitute quantities from other sources of supply. Failure to perform due to events of Force Majeure shall not extend the terms of this Agreement.

Notwithstanding the above, and in the event that the Agreement is an associated purchase/sale, or exchange of crude oil, the parties shall have the rights and obligations described below in the circumstances described below:

(1)       If, because of Force Majeure, the party declaring Force Majeure (the "Declaring Party") is unable to deliver part or all of the quantity of crude oil which the Declaring Party is obligated to deliver under the Agreement or associated contract, the other party (the "Exchange Partner") shall have the right but not the obligation to reduce its deliveries of crude oil under the same Agreement or associated contract by an amount not to exceed the number of barrels of crude oil that the Declaring Party fails to deliver.

(2)       If, because of Force Majeure, the Declaring Party is unable to take delivery of part or all of the quantity of crude oil to be delivered by the Exchange Partner under the Agreement or associated contract, the Exchange Partner shall have the right but not the obligation to reduce its receipts of crude oil under the same Agreement or associated contract by an amount not to exceed the number of barrels of crude oil that the Declaring Party fails to take delivery of.

F.       Payment: Unless otherwise specified in the Special Provisions, if any, of this Agreement, Buyer agrees to make payment against transport run tickets for the crude oil purchased hereunder to a bank designated by Seller in U.S. dollars by telegraphic transfer in immediately available funds. Unless otherwise specified in the Special Provisions, if any, of this Agreement, payment will be due on or before the 20th of the month following the month of delivery. If payment due date is on a Saturday or New York bank holiday other than Monday, payment shall be due on the preceding New York banking day. If payment due date is on a Sunday or a Monday New York bank holiday, payment shall be due on the succeeding New York banking day.

Payment shall be deemed to be made on the date good funds are credited to Seller's account at Seller's designated bank.

In the event that Buyer fails to make any payment when due, Seller shall have the right to charge interest on the amount of the overdue payment at a per annum rate which shall be two percentage points higher than the published prime lending rate of Morgan Guaranty Trust Company of New York on the date payment was due, but not to exceed the maximum rate permitted by law.

G.       Financial Responsibility: Notwithstanding anything to the contrary in this Agreement, should Seller reasonably believe it necessary to assure payment, Seller may at any time require, by written notice to Buyer, advance cash payment or satisfactory security in the form of a Letter or Letters of Credit at Buyer's expense in a form and from a bank acceptable to Seller to cover any or all deliveries of crude oil. If Buyer does not provide the Letter of Credit on or before the date specified in Seller's notice under this section, Seller or Buyer may terminate this Agreement forthwith. However, if a Letter of Credit is required under the Special Provisions, if any, of this Agreement and Buyer does not provide same, then Seller only may terminate this Agreement forthwith. In no event shall Seller be obligated to schedule or complete delivery of the crude oil until said Letter of Credit is found acceptable to Seller. Each party may offset any payments or deliveries due to the other party under this or any other agreement between the parties.

If a party to this Agreement (the "Defaulting Party") should (1) become the subject of bankruptcy or other insolvency proceedings, or proceedings for the appointment of a receiver, trustee, or similar official, (2) become generally unable to pay its debts as they become due, or (3) make a general assignment for the benefit of creditors, the other party to this Agreement may withhold shipments without notice.

H.	Liquidation:

(1)       Right to Liquidate. At any time after the occurrence of one or more of the events described in the second paragraph of Section G, Financial Responsibility, the other party to the Agreement (the "Liquidating Party") shall have the right, at its sole discretion, to liquidate this Agreement by terminating this Agreement. Upon termination, the parties shall have no further rights or obligations with respect to this Agreement, except for the payment of the amount(s) (the "Settlement Amount" or "Settlement Amounts") determined as provided in Paragraph (3) of this section.

(2)       Multiple Deliveries. If this Agreement provides for multiple deliveries of one or more types of crude oil in the same or different delivery months, or for the purchase or exchange of crude oil by the parties, all deliveries under this Agreement to the same party at the same delivery location during a particular delivery month shall be considered a single commodity transaction ("Commodity Transaction") for the purpose of determining the Settlement Amount(s). If the Liquidating Party elects to liquidate this Agreement, the Liquidating Party must terminate all Commodity Transactions under this Agreement.

(3)       Settlement Amount. With respect to each terminated Commodity Transaction, the Settlement Amount shall be equal to the contract quantity of crude oil, multiplied by the difference between the contract price per barrel specified in this Agreement (the "Contract Price") and the market price per barrel of crude oil on the date the Liquidating Party terminates this Agreement (the "Market Price"). If the Market Price exceeds the Contract Price in a Commodity Transaction, the selling party shall pay the Settlement Amount to the buying party. If the Market Price is less than the Contract Price in a Commodity Transaction, the buying party shall pay the Settlement Amount to the selling party. If the Market Price is equal to the Contract Price in a Commodity Transaction, no Settlement Amount shall be due.

(4)       Termination Date. For the purpose of determining the Settlement Amount, the date on which the Liquidating Party terminates this Agreement shall be deemed to be (a) the date on which the Liquidating Party sends written notice of termination to the Defaulting Party, if such notice of termination is sent by telex or facsimile transaction; or (b) the date on which the Defaulting Party receives written notice of termination from the Liquidating Party, if such notice of termination is given by United States mail or a private mail delivery service.

(5)       Market Price. Unless otherwise provided in this Agreement, the Market Price of crude oil sold or exchanged under this Agreement shall be the price for crude oil for the delivery month specified in this Agreement and at the delivery location that corresponds to the delivery location specified in this Agreement, as reported in Platt's Oilgram Price Report ("Platt's") for the date on which the Liquidating Party terminates this Agreement. If Platt's reports a range of prices for crude oil on that date, the Market Price shall be the arithmetic average of the high and low prices reported by Platt's. If Platt's does not report prices for the crude oil being sold under this Agreement, the Liquidating Party shall determine the Market Price of such crude oil in a commercially reasonable manner, unless otherwise provided in this Agreement.

(6)       Payment of Settlement Amount. Any Settlement Amount due upon termination of this Agreement shall be paid in immediately available funds within two business days after the Liquidating Party terminates this Agreement. However, if this Agreement provides for more than one Commodity Transaction, or if Settlement Amounts are due under other agreements terminated by the Liquidating Party, the Settlement Amounts due to each party for such Commodity Transactions and/or agreements shall be aggregated. The party owing the net amount after such aggregation shall pay such net amount to the other party in immediately available funds within two business days after the date on which the Liquidating Party terminates this Agreement.

(7)       Miscellaneous. This section shall not limit the rights and remedies available to the Liquidating Party by law or under other provisions of this Agreement. The parties hereby acknowledge that this Agreement constitutes a forward contract for purposes of Section 556 of the U.S. Bankruptcy Code.

I.       Equal Daily Deliveries: For pricing purposes only, unless otherwise specified in the Special Provisions, if any, all crude oil delivered hereunder during any calendar month shall be considered to have been delivered in equal daily quantities during such month.

J.       Exchange Balancing: If volumes are exchanged, each party shall be responsible for maintaining the exchange in balance on a month-to-month basis, as near as pipeline or other transportation conditions will permit. In all events upon termination of this Agreement and after all monetary obligations under this Agreement have been satisfied, any volume imbalance existing at the conclusion of this Agreement of less than 1,000 barrels will be declared in balance. Any volume imbalance of 1,000 barrels or more, limited to the total contract volume, will be settled by the underdelivering party making delivery of the total volume imbalance in accordance with the delivery provisions of this Agreement applicable to the underdelivering party, unless mutually agreed to the contrary. The request to schedule all volume imbalances must be confirmed in writing by one party or both parties. Volume imbalances confirmed by the 20th of the month shall be delivered during the calendar month after the volume imbalance is confirmed. Volume imbalances confirmed after the 20th of the month shall be delivered during the second calendar month after the volume imbalance is confirmed.

K.       Delivery, Title, and Risk of Loss: Delivery, title, and risk of loss of the crude oil delivered hereunder shall pass from Seller to Buyer as follows:

For lease delivery locations, delivery of the crude oil to the Buyer shall be effected as the crude oil passes the last permanent delivery flange and/or meter connecting the Seller's lease/unit storage tanks or processing facilities to the Buyer's carrier. Title to and risk of loss of the crude oil shall pass from Seller to Buyer at the point of delivery.

For delivery locations other than lease/unit delivery locations, delivery of the crude oil to the Buyer shall be effected as the crude oil passes the last permanent delivery flange and/or meter connecting the delivery facility designated by the Seller to the Buyer's carrier. If delivery is by in-line transfer, delivery of the crude oil to the Buyer shall be effected at the particular pipeline facility designated in this Agreement. Title to and risk of loss of the crude oil shall pass from the Seller to the Buyer upon delivery.

L.       Indemnity: Each party hereto indemnifies, holds harmless and agrees to defend the other and the indemnified party’s agents, employees, owners, officers and affiliates (collectively herein the Indemnified Party) from and against all claims, demands, losses, liabilities or suits arising in connection with any claim by the Indemnifying party or its agents, employees, owners, officers, contractors, invitees or affiliates arising in whole or party by reason of a breach of this Agreement or the negligence of the Indemnified party.

M.       Term: Unless otherwise specified in the Special Provisions, if any, delivery months begin at 7:00 a.m. on the first day of the calendar month and end at 7:00 a.m. on the first day of the following calendar month.

N.       Governing Law: This Agreement and any disputes arising hereunder shall be governed by the laws of the State of Texas, with venue in a competent court of law in Harris County, Texas.

O.       Necessary Documents: Upon request, each party agrees to furnish all substantiating documents incident to the transaction, including a Delivery Ticket for each volume delivered and an invoice for any month in which the sums are due.

P.       Waiver: No waiver by either party regarding the performance of the other party under any of the provisions of this Agreement shall be construed as a waiver of any subsequent performance under the same or any other provisions.

Q.       Assignment: Neither party shall assign this Agreement or any rights hereunder without the written consent of the other party unless such assignment is made to a person controlling, controlled by or under common control of assignor, in which event assignor shall remain responsible for nonperformance.

R.       Entirety of Agreement: The Special Provisions, if any, and these General Provisions contain the entire Agreement of the parties; there are no other promises, representations or warranties. Any modification of this Agreement shall be by written instrument. Any conflict between the Special Provisions and these General Provisions shall be resolved in favor of the Special Provisions. The section headings are for convenience only and shall not limit or change the subject matter of this Agreement.

S.       Definitions: When used in this Agreement, the terms listed below have the following meanings:

"API" means the American Petroleum Institute.

"ASME" means the American Society of Mechanical Engineers.

"ASTM" means the American Society for Testing Materials.

"Barrel" means 42 U.S. gallons of 231 cubic inches per gallon corrected to 60 degrees Fahrenheit.

"Carrier" means a pipeline, barge, truck, or other suitable transporter of crude oil.

"Crude Oil" means crude oil or condensate, as appropriate.

"Day," "month," and "year" mean, respectively, calendar day, calendar month, and calendar year, unless otherwise specified.

"Delivery Ticket" means a shipping/loading document or documents stating the type and quality of crude oil delivered, the volume delivered and method of measurement, the corrected specific gravity, temperature, and S&W content.

"Invoice" means a statement setting forth at least the following information: The date(s) of delivery under the transaction; the location(s) of delivery; the volume(s); price(s); the specific gravity and gravity adjustments to the price(s) (where applicable); and the term(s) of payment.

"S&W" means sediment and water.

Effective January 1, 2013